UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 4, 2006

FMC Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1803 Gears Road, Houston, Texas		77067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 591-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On January 4, 2006, FMC Technologies, Inc. issued three press releases announcing that William H. Schumann, III, Senior Vice President and Chief Financial Officer, will make presentations at the following conferences:

Pritchard Capital Partners, LLC "Energize 2006: Reality and Opportunity" Conference in San Francisco, California on Friday, January 13, 2006 at 7:00 A.M., P.S.T.

New York Stock Exchange and Prudential Equity Group Growth Conference in New York, New York on Wednesday, January 18, 2006 at 9:25 A.M., E.S.T.

Goldman Sachs Global Energy Conference 2006 in New York, New York on Wednesday, January 18, 2006 at 3:30 P.M., E.S.T.

Copies of the press releases are furnished as Exhibits 99.1, 99.2 and 99.3 to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

99.1 Press release issued by FMC Technologies, Inc. dated January 4, 2006
99.2 Press release issued by FMC Technologies, Inc. dated January 4, 2006
99.3 Press release issued by FMC Technologies, Inc. dated January 4, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC Technologies, Inc.

January 4, 2006	By:	/s/ William H. Schumann, III

Name: William H. Schumann, III
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release - Pritchard
99.2	Press Release - NYSE
99.3	Press Release - Goldman Sachs